                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 22, 2004

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

          Delaware                 333-112231                  13-3416059
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       (State or other            (Commission                (IRS Employer
       jurisdiction of            File Number)            Identification No.)
       incorporation)

            4 World Financial Center, 10th Floor                  10080
                        New York, NY
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          (Address of principal executive offices)               Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-1000

                                 Not Applicable
         (Former name and former address, if changed since last report)

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ITEM 2. Acquisition or Disposition of Assets: General.

         On March 22, 2004, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLCC 2004-A Mortgage Pass-Through Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated February 25, 2004, as supplemented by the prospectus supplement dated March 18, 2004 (collectively, the "Prospectus").

         The Class A Certificates consist of the Class A-1 Certificates, the Class A-2 Certificates and the Class A-R Certificate. The Class X Certificates consist of the Class X-A-1 Certificates, the Class X-A-2 Certificates and the Class X-B Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates, the Class B-5 Certificates and the Class B-6 Certificates.

         The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 7. Financial Statements and Exhibits

                  (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------------                             -----------
4.1                    Trust Agreement between Merrill Lynch Mortgage Investors,
                       Inc., as depositor, and Wells Fargo Bank, N.A., as
                       trustee, dated as of March 1, 2004, for Merrill Lynch
                       Mortgage Investors Trust Series MLCC 2004-A Mortgage
                       Pass-Through Certificates.

99.1                   Mortgage Loan Purchase and Sale Agreement, dated as of
                       March 1, 2004, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage Investors, Inc., as
                       Purchaser.

99.2                   Reconstituted Servicing Agreement, dated as of March 1,
                       2004, between Cendant Mortgage Corporation and Merrill
                       Lynch Credit Corporation.

99.3                   Portfolio Servicing Agreement, dated as of January
                       28, 2000, between Cendant Mortgage Corporation and
                       Merrill Lynch Credit Corporation

99.4 Amendment Agreement No. 1, dated as of January 2, 2001, between Cendant Mortgage Corporation and Merrill Lynch
                       Credit Corporation

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH MORTGAGE INVESTORS,
                                            INC.

Date: April 6, 2004

                                            By: /s/ Matthew Whalen
                                               -------------------
                                            Name: Matthew Whalen
                                            Title: President

                                INDEX TO EXHIBITS

Exhibit No.                                   Description
-----------                                   -----------
4.1                    Trust Agreement between Merrill Lynch Mortgage Investors,
                       Inc., as depositor, and Wells Fargo Bank, N.A., as
                       trustee, dated as of March 1, 2004, for Merrill Lynch
                       Mortgage Investors Trust Series MLCC 2004-A Mortgage
                       Pass-Through Certificates.

99.1                   Mortgage Loan Purchase and Sale Agreement, dated as of
                       March 1, 2004, between Merrill Lynch Credit Corporation, as Seller and Merrill Lynch Mortgage Investors, Inc., as
                       Purchaser.

99.2                   Reconstituted Servicing Agreement, dated as of March 1
                       2004, between Cendant Mortgage Corporation and Merrill
                       Lynch Credit Corporation.

99.3                   Portfolio Servicing Agreement, dated as of January 28,
                       2000, between Cendant Mortgage Corporation and Merrill
                       Lynch Credit Corporation

99.4 Amendment Agreement No. 1, dated as of January 2, 2001, between Cendant Mortgage Corporation and Merrill Lynch
                       Credit Corporation